UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-08599

DWS Equity Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	04/30

Date of reporting period:	04/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2008

Annual Report to Shareholders

DWS Disciplined Long/Short Growth Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Shareholder Meeting Results

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Management can take short positions in stocks, which means the fund could incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. The use of short sales-in effect, leveraging the fund's portfolio-could increase the fund's exposure to the market, magnify losses and increase the volatility of returns. Management focuses its investments on certain industrial sectors, thereby increasing its vulnerability to any single industry or regulatory development. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Please read the prospectus for details regarding the fund's risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2008

Classes A, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charge.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2007 are 3.66%, 4.42% and 3.52% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings for Class A, C and Institutional shares for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/08
DWS Disciplined Long/Short Growth Fund	1-Year	Life of Fund*
Class A	-4.95%	-.23%
Class C	-5.65%	-.97%
Institutional Class	-4.67%	.07%
Russell 1000® Growth Index+	-.23%	4.24%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.
Net Asset Value and Distribution Information
	Class A	Class C	Institutional Class
Net Asset Value: 4/30/08	$ 9.54	$ 9.44	$ 9.56
4/30/07	$ 10.47	$ 10.44	$ 10.47
Distribution Information: Twelve Months as of 4/30/08: Income Dividends	$ —	$ —	$ .01
Capital Gain Distributions	$ .46	$ .46	$ .46
Class A Lipper Rankings — Long/Short Equity Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	31	of	95	33

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Disciplined Long/Short Growth Fund — Class A [] Russell 1000 Growth Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/08
DWS Disciplined Long/Short Growth Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$8,959	$9,394
	Average annual total return	-10.41%	-4.20%
Class C	Growth of $10,000	$9,435	$9,860
	Average annual total return	-5.65%	-.97%
Russell 1000 Growth Index+	Growth of $10,000	$9,977	$10,606
	Average annual total return	-.23%	4.24%

The growth of $10,000 is cumulative.

* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.
+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Disciplined Long/Short Growth Fund — Institutional Class [] Russell 1000 Growth Index+

Comparative Results as of 4/30/08
DWS Disciplined Long/Short Growth Fund		1-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$953,300	$1,001,000
	Average annual total return	-4.67%	.07%
Russell 1000 Growth Index+	Growth of $1,000,000	$997,700	$1,060,600
	Average annual total return	-.23%	4.24%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.
+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com (Class S) for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2007 is 3.45% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 4/30/08
DWS Disciplined Long/Short Growth Fund	1-Year	Life of Fund*
Class S	-4.58%	.06%
Russell 1000 Growth Index+	-.23%	4.24%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/08	$ 9.56
4/30/07	$ 10.47
Distribution Information: Twelve Months as of 4/30/08: Income Dividends	$ .01
Capital Gain Distributions	$ .46
Class S Lipper Rankings — Long/Short Equity Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	29	of	95	31

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Disciplined Long/Short Growth Fund — Class S [] Russell 1000 Growth Index+

Comparative Results as of 4/30/08
DWS Disciplined Long/Short Growth Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$9,542	$10,009
	Average annual total return	-4.58%	.06%
Russell 1000 Growth Index+	Growth of $10,000	$9,977	$10,606
	Average annual total return	-.23%	4.24%

The growth of $10,000 is cumulative.

* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.
+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2007 to April 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2008
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 903.90	$ 900.40	$ 905.80	$ 905.80
Expenses Paid per $1,000*	$ 10.93	$ 13.70	$ 9.38	$ 9.24
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 1,013.38	$ 1,010.44	$ 1,015.02	$ 1,015.17
Expenses Paid per $1,000*	$ 11.56	$ 14.50	$ 9.92	$ 9.77
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios+	Class A	Class C	Class S	Institutional Class
DWS Disciplined Long/Short Growth Fund	2.31%	2.90%	1.98%	1.95%
+ Includes interest expense and dividend expense on securities sold short of 0.74% for each class, respectively.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Disciplined Long/Short Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Disciplined Long/Short Growth Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reached the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Global Head of Quantitative Strategies Portfolio Management: New York.

• Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

• Joined the fund in 2006.

• BS, The Wharton School, University of Pennsylvania.

Jin Chen, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund through June 30, 2008.

• Senior portfolio manager for Global Strategies: New York.

• Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.

• Joined the fund in 2006.

• BS, Nanjing University; MS, Michigan State University.

Julie Abbett

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Senior portfolio manager for Global Quantitative Equity: New York.

• Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.

• Joined the fund in 2006.

• BA, University of Connecticut.

Jennifer E. Phillippe, CFA

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

• Portfolio manager for Global Quantitative Equity: New York.

• Joined Deutsche Asset Management in 2004; prior to that, over seven years of experience as a senior analyst at the International Securities Exchange; an analyst in the research center for Deutsche Asset Management; an equity analyst at both UBS Warburg and Deutsche Bank; and an Associate Client Manager for Fidelity Investments.

• Joined the fund in 2006.

• BA, Boston College; MBA, Georgetown University.

James B. Francis, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund effective July 1, 2008.

• Head of Active Quantitative Equity Portfolio Management: New York.

• Joined Deutsche Asset Management in 2008 after 20 years of experience as senior quantitative global equity portfolio manager at State Street Global Advisors, and most recently, Northern Trust Global Investments.

• BS in Applied Mathematics from University of Massachusetts, Amherst.

In the following interview, the portfolio management team discusses market conditions and DWS Disciplined Long/Short Growth Fund's investment strategy during the year ended April 30, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the US stock market perform during the annual period?

A: The US stock market, as measured by the Russell 1000® Growth Index (the fund's benchmark) finished the fund's fiscal year with a total return of -0.23%.1 This performance, which on the surface indicates a quiet year, belies the significant volatility that in fact characterized the market environment.

1 The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index consisting of those stocks in the Russell 1000® Index that have greater-than-average growth orientation. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The year began on a positive note, as a continued environment of strong economic growth, rising corporate earnings, and robust merger and acquisition activity helped the market perform well through late July. At that point, the initial signs of the subprime crisis began to emerge, resulting in a month-long downturn for equities. While stocks subsequently stabilized and climbed to new highs by mid-October, growing problems in the housing and credit markets dampened investor sentiment and weighed on stock prices through the remainder of 2007.

The sell-off accelerated with the onset of the new year, and the first quarter of 2008 proved to be the worst three-month period for US equities in five years. This phase of the downturn had two leading causes. First, evidence began to mount that the US economy was sliding into a recession, prompting investors to ratchet down corporate earnings estimates to reflect an environment of slower growth. Second, investors remained on edge due to the continued weakness in the balance sheets of major financial institutions — an issue that appeared to come to a head with the collapse of the 85-year-old brokerage Bear Stearns in mid-March. Despite these problems, sentiment improved somewhat starting in late March due largely to the efforts of the US Federal Reserve Board (the Fed). In addition to making further interest rate cuts, the Fed employed a number of non-traditional measures and helped stave off panic by facilitating the planned purchase of Bear Stearns by JP Morgan. The ensuing rally, which encompassed the final six weeks of the annual reporting period, helped the market recover from its lows, but it nonetheless finished the period in the red.

Q: How did the fund perform?

A: DWS Disciplined Long/Short Growth Fund (Class A Shares) produced a total return of -4.95% during the 12-month period. The fund's benchmark, the Russell 1000 Growth Index, returned -0.23% during the same interval. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other shares classes and more complete performance information.) This compares with the -5.61% average return of the fund's Lipper peer group, the Long/Short Equity Funds category.2

2 The Lipper Long/Short Equity Funds category consists of funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager's view of the market. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

The majority of the fund's underperformance occurred in the first half of the annual period. During the market correction of late summer and early autumn, investors gravitated to higher-growth stocks and away from those with more reasonable valuations. In this environment, more richly valued stocks — i.e., those we seek to short — generally outperformed, while undervalued stocks (those in which we seek to go long) tended to lag. The result was that even as the value of the fund's long positions fell, its short positions did not decline as much as the overall market.3 This trend later moderated, but not enough to overcome the underperformance that had occurred earlier in the period.

3 The value of a short position rises when the underlying stock falls.

How is the fund managed?

"The fund is designed to outperform the Russell 1000 Growth Index and at the same time achieve a similar risk profile as the index, or in other words, to generate a better return for the same level of risk. We seek to achieve this goal by taking overweight long positions in 100 to 130 stocks that our proprietary model rates most highly. At the same time, we take short positions in 20 to 30 of the lowest-rated companies. The result is a portfolio that is up to 130% long and 30% short. This approach provides a net market exposure of 100% while also allowing for potential outperformance from the individual stock selections — both long and short — made by our disciplined investment process."

Portfolio Manager Robert Wang

Q: How did the fund's approach affect performance?

A: The investment process assesses individual stocks based on three categories: growth, valuation, and market sentiment. During the past year, we generated outperformance in the growth and market sentiment categories, but this was offset by the underperformance of our valuation category. As noted previously, this underperformance — the majority of which occurred in the first half of the period — was largely due to the fact that richly-valued stocks generally outperformed while cheaper stocks lagged. Once the market reverted to a more normalized environment — i.e., one in which more reasonably valued stocks outpaced their more expensive counterparts — the fund's valuation factors began to generate stronger performance.

We are constantly reassessing our process to ensure the effectiveness of our inputs. In a reflection of this flexible approach, we took a variety of steps to address the performance shortfall that occurred during the middle of last year. We believe this flexible approach to fine-tuning the fund's model can help us achieve our goal of delivering outperformance over time.

Q: What individual holdings helped performance?

A: The fund generated the strongest performance in the technology hardware/equipment sector, where the leading contributor was a long position in NVIDIA Corp. A manufacturer of graphics chips used in a variety of consumer products, NVIDIA's stock rose over 75% during the time in which we held it in the fund. Strong gains also came from several longs, including MEMC Electronic Materials, Inc., Western Digital Corp., and First Solar, Inc.*, as well as a handful of shorts (most notably Advanced Micro Devices, Inc. and Jabil Circuit, Inc.)

* As of April 30, 2008, the positions were sold.

Our second-best sector was materials, where the top three contributions all came from chemical companies: a long position in Huntsman Corp.* and shorts in Westlake Chemical Corp. and Louisiana-Pacific Corp. We also generated outperformance in capital goods, where the leading gainer was a long position in the engineering and construction company Fluor Corp., and in hotels/restaurants/leisure, where the best performance came from a long in Yum! Brands, parent of KFC, Pizza Hut, Taco Bell, and other restaurant chains.

* As of April 30, 2008, the positions were sold.

Q: What holdings hurt performance?

A: The fund's worst sector was telecommunications services, where we generated a return substantially below that of the telecom stocks in the benchmark. The leading detractor was a long position in Garmin Ltd., which was hurt by rising competition in the market for infotainment systems. Other notable positions weighing on performance were longs in Telephone & Data Systems, Inc.* and Embarq Corp., and shorts in Leap Wireless International Inc.* and Ciena Corp.*

* As of April 30, 2008, the positions were sold.

Transportation also proved to be a challenging sector for the fund, as long positions in both airline and trucking stocks cost the fund performance at a time when both groups were hit hard by rising fuel costs. In diversified financials, the fund's third-worst sector, the leading detractors were E*TRADE Financial Corp., which was hurt by its exposure to subprime loans, and the brokers Merrill Lynch & Co., Inc. and Goldman Sachs Group, Inc.* Health care equipment/services, retailing, and banks were also areas in which the fund's stock picks detracted value relative to the benchmark.

* As of April 30, 2008, the positions were sold.

Q: Do you have any closing thoughts for shareholders?

A: The past year was undoubtedly a difficult time for those invested in equities. While the fund provided a negative absolute return and underperformed its benchmark, we are pleased that its relative performance improved following the changes we made late in 2007. In addition, we are encouraged that the market has reverted to a more normalized environment in the sense that more richly-valued stocks began to underperform their more reasonably-valued counterparts. Overall, we continue to believe in the diversification potential of a strategy that seeks to invest in the highest-quality stocks in the market while shorting those of the lowest quality.

Portfolio Summary

Long Position Sector Diversification (As a % of Long Common Stocks)	4/30/08	4/30/07

Information Technology	27%	22%
Industrials	15%	14%
Health Care	14%	17%
Consumer Discretionary	12%	19%
Energy	11%	9%
Consumer Staples	7%	6%
Materials	6%	5%
Financials	5%	5%
Telecommunications Services	2%	2%
Utilities	1%	1%
	100%	100%

Sector diversifications are subject to change.

Ten Largest Long Equity Holdings at April 30, 2008 (23.2% of Net Assets)
1. Microsoft Corp. Developer of computer software	4.0%
2. International Business Machines Corp. Manufacturer of computers and provider of information processing services	2.8%
3. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	2.5%
4. ExxonMobil Corp. Explorer and producer of oil and gas	2.5%
5. PepsiCo, Inc. Provider of soft drinks. snack foods and food services	2.2%
6. Boeing Co. Manufacturer of jet airplanes	2.0%
7. Google, Inc. Provides a Web-based search engine for the Internet	1.9%
8. Caterpillar, Inc. Manufacturer of earth moving machinery and diesel engines	1.8%
9. Monsanto Co. Provider of agricultural products	1.8%
10. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	1.7%

Portfolio holdings are subject to change.

Securities Sold Short Position Sector Diversification (As a % of Common Stocks Sold Short)	4/30/08	4/30/07

Information Technology	31%	21%
Industrials	15%	9%
Materials	14%	10%
Energy	13%	23%
Health Care	8%	5%
Utilities	6%	—
Telecommunications Services	5%	—
Consumer Discretionary	4%	27%
Financials	4%	—
Consumer Staples	—	5%
	100%	100%

Sector diversifications are subject to change.

Ten Largest Securities Sold Short Equity Holdings at April 30, 2008 (10.8% of Net Assets)
1. Dynegy, Inc. Provides electricity to markets and customers	1.2%
2. UTI Worldwide, Inc. Provides transportation services	1.1%
3. LSI, Inc. Designer and marketer of application specific circuits and other products	1.1%
4. Rambus, Inc. Manufactures semiconductor equipment	1.1%
5. Micron Technology, Inc. Manufacturer of semiconductor memory and enhancement products for work stations	1.1%
6. Cypress Semiconductor Corp. Manufacturer of digital and mixed-signal integrated circuits	1.1%
7. NII Holdings, Inc. Provides mobile communications for business customers in Latin America	1.1%
8. Quicksilver Resources, Inc. Develops, explores and produces oil and natural gas	1.0%
9. Louisiana-Pacific Corp. Producer of lumber, plywood and pulp	1.0%
10. Motorola, Inc. Manufacturer of telecommunication products and semiconductors	1.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2008

	Shares	Value ($)

Long Positions 120.1%
Common Stocks 116.8%
Consumer Discretionary 14.1%
Auto Components 3.0%
Autoliv, Inc. (a)	1,500	91,860
Johnson Controls, Inc. (a)	4,200	148,092
TRW Automotive Holdings Corp.* (a)	4,900	125,244
		365,196
Hotels Restaurants & Leisure 1.8%
Panera Bread Co. "A"* (a)	2,800	146,328
Yum! Brands, Inc. (a)	1,600	65,088
		211,416
Household Durables 1.8%
Garmin Ltd. (a)	2,400	98,160
Leggett & Platt, Inc. (a)	7,400	122,840
		221,000
Media 2.0%
Clear Channel Outdoor Holdings, Inc. "A"* (a)	4,300	81,786
The DIRECTV Group, Inc.* (a)	6,500	160,160
		241,946
Multiline Retail 1.2%
Big Lots, Inc.* (a)	5,300	143,259
Specialty Retail 4.3%
Best Buy Co., Inc. (a)	3,300	141,966
RadioShack Corp. (a)	7,500	104,250
The Gap, Inc. (a)	6,100	113,582
TJX Companies, Inc. (a)	5,100	164,322
		524,120
Consumer Staples 8.1%
Beverages 2.3%
PepsiAmericas, Inc.	700	17,990
PepsiCo, Inc. (a)	3,800	260,414
		278,404
Food & Staples Retailing 2.8%
BJ's Wholesale Club, Inc.* (a)	2,900	110,548
Kroger Co. (a)	5,400	147,150
Safeway, Inc. (a)	2,400	75,840
		333,538
Household Products 1.0%
Colgate-Palmolive Co. (a)	1,700	120,190
Personal Products 0.8%
Herbalife Ltd. (a)	2,100	91,938
Tobacco 1.2%
Altria Group, Inc. (a)	2,500	50,000
Philip Morris International, Inc.* (a)	2,000	102,060
		152,060
Energy 13.2%
Energy Equipment & Services 3.2%
FMC Technologies, Inc.* (a)	1,500	100,800
Global Industries Ltd.* (a)	6,200	98,952
Patterson-UTI Energy, Inc. (a)	4,800	134,112
Schlumberger Ltd. (a)	500	50,275
		384,139
Oil, Gas & Consumable Fuels 10.0%
Apache Corp. (a)	1,200	161,616
Chesapeake Energy Corp. (a)	3,000	155,100
ExxonMobil Corp. (a)	3,200	297,824
Frontier Oil Corp. (a)	3,500	86,975
Marathon Oil Corp. (a)	2,400	109,368
Sunoco, Inc. (a)	2,400	111,384
Valero Energy Corp. (a)	3,100	151,435
W&T Offshore, Inc. (a)	3,200	130,880
		1,204,582
Financials 5.3%
Capital Markets 3.6%
Bank of New York Mellon Corp. (a)	3,300	143,649
Charles Schwab Corp. (a)	7,300	157,680
State Street Corp. (a)	1,900	137,066
		438,395
Insurance 0.9%
Allied World Assurance Co. Holdings Ltd. (a)	2,600	107,198
Real Estate Investment Trusts 0.8%
ProLogis (REIT) (a)	400	25,044
Public Storage (REIT) (a)	300	27,210
Simon Property Group, Inc. (REIT) (a)	400	39,944
		92,198
Health Care 16.1%
Biotechnology 4.4%
Amgen, Inc.* (a)	4,100	171,667
Genentech, Inc.* (a)	2,300	156,860
Gilead Sciences, Inc.* (a)	3,900	201,864
		530,391
Health Care Equipment & Supplies 3.3%
Becton, Dickinson & Co. (a)	1,800	160,920
Intuitive Surgical, Inc.* (a)	500	144,630
Kinetic Concepts, Inc.* (a)	2,300	91,218
		396,768
Health Care Providers & Services 4.4%
Aetna, Inc. (a)	3,400	148,240
Health Net, Inc.* (a)	4,100	120,089
Humana, Inc.* (a)	2,200	105,138
Medco Health Solutions, Inc.* (a)	1,200	59,448
WellPoint, Inc.* (a)	2,000	99,500
		532,415
Pharmaceuticals 4.0%
Abbott Laboratories (a)	900	47,475
Eli Lilly & Co. (a)	3,000	144,420
Merck & Co., Inc. (a)	3,200	121,728
Schering-Plough Corp. (a)	9,600	176,736
		490,359
Industrials 18.1%
Aerospace & Defense 3.7%
Boeing Co. (a)	2,900	246,094
Honeywell International, Inc. (a)	3,100	184,140
United Technologies Corp. (a)	300	21,741
		451,975
Airlines 1.0%
Northwest Airlines Corp.* (a)	12,200	117,852
Commercial Services & Supplies 2.7%
Allied Waste Industries, Inc.* (a)	11,700	144,612
HNI Corp. (a)	1,200	26,124
The Brink's Co. (a)	2,200	160,050
		330,786
Construction & Engineering 2.2%
Fluor Corp. (a)	1,000	152,870
Shaw Group, Inc.* (a)	2,300	113,666
		266,536
Industrial Conglomerates 3.0%
3M Co. (a)	2,600	199,940
General Electric Co. (a)	5,000	163,500
		363,440
Machinery 2.2%
Caterpillar, Inc. (a)	2,700	221,076
Toro Co. (a)	1,000	42,390
		263,466
Marine 1.0%
Kirby Corp.* (a)	2,200	120,648
Road & Rail 2.3%
Kansas City Southern* (a)	3,200	144,256
Ryder System, Inc. (a)	1,900	130,093
		274,349
Information Technology 31.7%
Communications Equipment 2.3%
Cisco Systems, Inc.* (a)	5,700	146,148
Juniper Networks, Inc.* (a)	4,800	132,576
		278,724
Computers & Peripherals 12.7%
Apple, Inc.* (a)	700	121,765
Dell, Inc.* (a)	8,400	156,492
Hewlett-Packard Co. (a)	6,600	305,910
International Business Machines Corp. (a)	2,800	337,960
Lexmark International, Inc. "A"* (a)	3,800	119,282
QLogic Corp.* (a)	8,400	134,064
Seagate Technology (a)	5,700	107,559
Sun Microsystems, Inc.* (a)	7,700	120,582
Western Digital Corp.* (a)	4,200	121,758
		1,525,372
Electronic Equipment & Instruments 0.9%
Dolby Laboratories, Inc. "A"* (a)	2,700	108,405
Internet Software & Services 3.1%
eBay, Inc.* (a)	2,400	75,096
Google, Inc. "A"* (a)	400	229,716
Yahoo!, Inc.* (a)	2,600	71,266
		376,078
IT Services 2.2%
Computer Sciences Corp.* (a)	2,600	113,334
Western Union Co. (a)	6,700	154,100
		267,434
Semiconductors & Semiconductor Equipment 5.6%
Applied Materials, Inc. (a)	8,100	151,146
Intel Corp. (a)	3,700	82,362
MEMC Electronic Materials, Inc.* (a)	2,000	125,940
NVIDIA Corp.* (a)	7,000	143,850
Texas Instruments, Inc. (a)	6,000	174,960
		678,258
Software 4.9%
Compuware Corp.* (a)	14,200	107,068
Microsoft Corp. (a)	17,000	484,840
		591,908
Materials 6.8%
Chemicals 1.8%
Monsanto Co. (a)	1,900	216,638
Containers & Packaging 1.2%
Owens-Illinois, Inc.* (a)	2,800	154,420
Metals & Mining 2.9%
AK Steel Holding Corp. (a)	2,800	175,784
Nucor Corp. (a)	1,800	135,900
Reliance Steel & Aluminum Co. (a)	600	36,468
		348,152
Paper & Forest Products 0.9%
International Paper Co. (a)	4,100	107,297
Telecommunication Services 1.9%
Diversified Telecommunication Services
Embarq Corp. (a)	2,900	120,553
Verizon Communications, Inc. (a)	2,900	111,592
		232,145
Utilities 1.5%
Independent Power Producers & Energy Traders
AES Corp.* (a)	8,000	138,880
Constellation Energy Group, Inc. (a)	500	42,325
		181,205
Total Common Stocks (Cost $14,135,891)		14,114,600
	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.5%
US Treasury Obligation
US Treasury Bill, 1.08%**, 7/17/2008 (b) (Cost $64,850)	65,000	64,817
	Shares	Value ($)

Cash Equivalents 2.8%
Cash Management QP Trust, 2.54% (c) (Cost $332,658)	332,658	332,658
Total Long Positions (Cost $14,533,399)		14,512,075
	% of Net Assets	Value ($)

Total Long Positions (Cost $14,533,399)+	120.1	14,512,075
Other Assets and Liabilities, Net	(0.1)	(14,841)
Securities Sold Short	(20.0)	(2,412,106)
Net Assets	100.0	12,085,128
+ The cost for federal income tax purposes was $14,662,476. At April 30, 2008, net unrealized depreciation for all securities based on tax cost was $150,401. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $761,961 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $912,362.
	Shares	Value ($)

Common Stocks Sold Short 20.0%
Consumer Discretionary 0.8%
Hotels Restaurants & Leisure
Las Vegas Sands Corp.*	1,200	91,464
Energy 2.7%
Energy Equipment & Services 0.9%
Cameron International Corp.*	2,200	108,306
Oil, Gas & Consumable Fuels 1.8%
Peabody Energy Corp.	1,600	97,808
Quicksilver Resources, Inc.*	2,900	120,321
		218,129
Financials 0.7%
Diversified Financial Services
Moody's Corp.	2,300	85,008
Health Care 1.5%
Biotechnology 0.6%
PDL BioPharma, Inc.*	5,900	78,234
Health Care Equipment & Supplies 0.9%
ResMed, Inc.*	2,500	107,800
Industrials 3.0%
Air Freight & Logistics 1.1%
UTI Worldwide, Inc.	6,200	136,276
Construction & Engineering 1.0%
Quanta Services, Inc.*	4,400	116,776
Machinery 0.9%
Deere & Co.	1,300	109,291
Information Technology 6.2%
Communications Equipment 1.0%
Motorola, Inc.	11,900	118,524
Semiconductors & Semiconductor Equipment 5.2%
Advanced Micro Devices, Inc.*	18,000	107,280
Cypress Semiconductor Corp.*	4,600	129,352
LSI Corp.*	21,600	133,920
Micron Technology, Inc.*	17,100	132,012
Rambus, Inc.*	5,800	133,168
		635,732
Materials 2.8%
Chemicals 0.9%
Westlake Chemical Corp.	6,600	110,286
Metals & Mining 0.9%
Steel Dynamics, Inc.	3,000	104,550
Paper & Forest Products 1.0%
Louisiana-Pacific Corp.	10,400	119,704
Telecommunication Services 1.1%
Wireless Telecommunication Services
NII Holdings, Inc.*	2,800	128,072
Utilities 1.2%
Independent Power Producers & Energy Traders
Dynegy, Inc. "A"*	16,700	143,954
Total Common Stocks Sold Short (Proceeds $2,326,714)		2,412,106
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) Securities are pledged, in whole or in part, as collateral for short sales.
(b) At April 30, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
REIT: Real Estate Investment Trust

As of April 30, 2008 open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P Mini 500 Index	6/20/2008	5	331,585	346,500	14,915

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2008
Assets
Investments: Investments in securities, at value (cost $14,200,741)	$ 14,179,417
Investment in Cash Management QP Trust (cost $332,658)	332,658
Total investments, at value (cost $14,533,399)	14,512,075
Cash	9,540
Deposits with broker	549
Dividends receivable	9,919
Interest receivable	1,127
Receivable for Fund shares sold	10,000
Due from Advisor	53,429
Other assets	20,964
Total assets	14,617,603
Liabilities
Payable for securities sold short, at value (proceeds of $2,326,714)	2,412,106
Payable for daily variation margin on open futures contracts	1,325
Payable for Fund shares redeemed	2,887
Dividends payable for securities sold short	372
Other accrued expenses and payables	115,785
Total liabilities	2,532,475
Net assets, at value	$ 12,085,128
Net Assets Consist of
Accumulated distributions in excess of net investment income	(1,196)
Net unrealized appreciation (depreciation) on: Investments	(21,324)
Futures	14,915
Securities sold short	(85,392)
Accumulated net realized gain (loss)	(535,636)
Paid-in capital	12,713,761
Net assets, at value	$ 12,085,128

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($3,946,259 ÷ 413,870 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.54
Maximum offering price per share (100 ÷ 94.25 of $9.54)	$ 10.12

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,892,708 ÷ 306,573 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 9.44

Class S

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,647,335 ÷ 277,007 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 9.56
Institutional Class Net Asset Value, offering and redemption price(a) per share ($2,598,826 ÷ 271,911 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.56
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended April 30, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $60)	$ 163,096
Interest — Cash Management QP Trust	17,861
Interest*	89,205
Total Income	270,162
Expenses: Management fee	120,432
Administration fee	12,043
Services to shareholders	5,749
Custodian fee	12,943
Distribution and service fees	32,909
Audit fees	43,264
Legal	45,164
Trustees' fees and expenses	6,326
Interest expense	123,446
Reports to shareholders and shareholder meeting	41,866
Registration fees	41,985
Offering expenses	53,332
Dividend expense on securities sold short	12,053
Other	4,246
Total expenses before expense reductions	555,758
Expense reductions	(229,394)
Total expenses after expense reductions	326,364
Net investment income (loss)	(56,202)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	186,395
Futures	(43,718)
Securities sold short	(93,111)
49,566
Change in net unrealized appreciation (depreciation) during the period on: Investments	(639,438)
Futures	6,650
Securities sold short	21,784
(611,004)
Net gain (loss)	(561,438)
Net increase (decrease) in net assets resulting from operations	$ (617,640)
* Includes $86,590 of income earned on segregated cash for securities sold short.

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended April 30, 2008
Cash Flows from Operating Activities:
Investment income received*	$ 270,579
Payment of operating expenses	(98,764)
Payment of interest and short dividend expense	(158,449)
Proceeds from sales and maturities of investments	49,543,808
Purchases of investments	(50,304,141)
Proceeds from securities sold short	12,959,775
Purchases to cover securities sold short	(12,907,183)
Net purchases, sales and maturities of short-term investments	(89,909)
Net receipt (payment) on futures contracts	(37,103)
Cash provided (used) by operating activities	$ (821,387)
Cash Flows from Financing Activities:
Net increase (decrease) in notes payable	$ (2,230,000)
Proceeds from shares sold	1,388,267
Cost of shares repurchased	(405,195)
Distributions paid (net of reinvestment of distributions)	(3,380)
Cash provided (used) by financing activities	(1,250,308)
Increase (decrease) in cash	(2,071,695)
Cash at beginning of period**	2,081,784
Cash at end of period**	$ 10,089
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Increase (decrease) in net assets resulting from operations	$ (617,640)
(Increase) decrease in cost of investments	(1,039,252)
Net (increase) decrease in unrealized appreciation (depreciation) on investments	639,438
(Increase) decrease in unrealized appreciation (depreciation) on securities sold short	(21,784)
(Increase) decrease in interest receivable	7,857
(Increase) decrease in dividends receivable	(4,825)
(Increase) decrease in other assets	38,792
(Increase) decrease in proceeds from securities sold short	145,703
Increase (decrease) in daily variation margin on open futures contracts	(35)
Increase (decrease) in dividends payable for securities sold short	258
Increase (decrease) in other accrued expenses and payables	65,104
Increase (decrease) in interest on notes payable	(35,003)
Cash provided (used) by operating activities	$ (821,387)
Non Cash Financing Activities
Reinvestment of distributions	539,821
* Non-cash activity from market discount accretion and premium amortization in the net amount of $2,615 has been excluded from the Statement of Cash Flows.
** Includes deposits with broker for securities sold short.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended April 30, 2008	Period Ended April 30, 2007*
Operations: Net investment income (loss)	$ (56,202)	$ (27,264)
Net realized gain (loss)	49,566	(12,271)
Change in net unrealized appreciation (depreciation)	(611,004)	519,203
Net increase (decrease) in net assets resulting from operations	(617,640)	479,668
Distributions to shareholders from: Net investment income: Class A	—	(1,502)
Class S	(2,179)	(2,302)
Institutional Class	(2,420)	(2,475)
Net realized gains: Class A	(170,464)	—
Class C	(128,730)	—
Class S	(120,216)	—
Institutional Class	(119,192)	—
Total Distributions	(543,201)	(6,279)
Fund share transactions: Proceeds from shares sold	1,398,267	1,268,753
Reinvestment of distributions	539,821	6,279
Cost of shares redeemed	(408,219)	(32,459)
Redemption fees	137	1
Net increase (decrease) in net assets from Fund share transactions	1,530,006	1,242,574
Increase (decrease) in net assets	369,165	1,715,963
Net assets at beginning of period	11,715,963	10,000,000**
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $1,196 and $4,170, respectively)	$ 12,085,128	$ 11,715,963
* For the period from November 16, 2006 (commencement of operations) to April 30, 2007.
** Initial capital at November 16, 2006.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended April 30,	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.47	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	(.02)
Net realized and unrealized gain (loss)	(.43)	.50
Total from investment operations	(.47)	.48
Less distributions from: Net investment income	—	(.01)
Net realized gains	(.46)	—
Total distributions	(.46)	(.01)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 9.54	$ 10.47
Total Return (%)[c,d]	(4.95)	4.86**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.59	4.73*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	2.68	2.97*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.55	1.52*
Ratio of net investment income (loss) (%)	(.44)	(.48)*
Portfolio turnover rate (%)	450	229**
[a] For the period from November 16, 2006 (commencement of operations) to April 30, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended April 30,	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.44	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.11)	(.05)
Net realized and unrealized gain (loss)	(.43)	.49
Total from investment operations	(.54)	.44
Less distributions from: Net realized gains	(.46)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 9.44	$ 10.44
Total Return (%)[c,d]	(5.65)	4.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	5.21	5.48*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.31	3.73*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	2.18	2.28*
Ratio of net investment income (loss) (%)	(1.07)	(1.24)*
Portfolio turnover rate (%)	450	229**
[a] For the period from November 16, 2006 (commencement of operations) to April 30, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended April 30,	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.47	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.01)
Net realized and unrealized gain (loss)	(.42)	.49
Total from investment operations	(.44)	.48
Less distributions from: Net investment income	(.01)	(.01)
Net realized gains	(.46)	—
Total distributions	(.47)	(.01)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 9.56	$ 10.47
Total Return (%)[c]	(4.58)	4.90**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.31	4.52*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	2.42	2.76*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.29	1.31*
Ratio of net investment income (loss) (%)	(.18)	(.27)*
Portfolio turnover rate (%)	450	229**
[a] For the period from November 16, 2006 (commencement of operations) to April 30, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.47	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.01)
Net realized and unrealized gain (loss)	(.42)	.49
Total from investment operations	(.44)	.48
Less distributions from: Net investment income	(.01)	(.01)
Net realized gains	(.46)	—
Total distributions	(.47)	(.01)
Redemption fees	.00**	.00***
Net asset value, end of period	$ 9.56	$ 10.47
Total Return (%)[c]	(4.67)	5.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.31	4.58*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short (%)	2.39	2.75*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.26	1.30*
Ratio of net investment income (loss) (%)	(.15)	(.26)*
Portfolio turnover rate (%)	450	229**
[a] For the period from November 16, 2006 (commencement of operations) to April 30, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Disciplined Long/Short Growth Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the most relevant market or, if a mean cannot be determined, at the most recent ask quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Short Sales. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The Fund will utilize this short sale strategy in conjunction with its long positions in common stock to seek capital appreciation independent of stock market direction.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns as segregated assets to the books of the broker and/or its custodian in an amount at least equal to its obligations to purchase the securities sold short. For financial statements purposes, the settlement amount for securities sold short is reflected as a corresponding liability. The amount of the liability is marked-to-market to reflect the current value of the short position.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

From November 1, 2007 through April 30, 2008, the Fund incurred approximately $391,644 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer the losses and treat them as arising in the fiscal year ending April 30, 2009.

The Fund has reviewed the tax positions for the open tax years as of April 30, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax return for the prior fiscal year remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These differences primarily relate to certain securities sold at a loss and investment in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At April 30, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Net unrealized appreciation (depreciation) on investments	$ (150,401)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year Ended April 30, 2008	Period Ended April 30, 2007**
Distributions from ordinary income	$ 528,032	$ 6,279
Distributions from long-term capital gains	$ 15,169	$ —
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.
** For the period from November 16, 2006 (commencement of operations) to April 30, 2007.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank and deposit with the broker for securities sold short at April 30, 2008. Non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and has been amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Dividend income on short sale transactions is recorded on ex-date net of foreign withholding taxes and disclosed as an expense in the Statement of Operations. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended April 30, 2008 purchases and sales of investment securities (excluding short sale transactions and short-term investments) aggregated $50,304,141 and $49,543,851, respectively. Purchases to cover securities sold short and securities sold short aggregated $12,907,183 and $12,959,775, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	1.00%
Next $1 billion of such net assets	.95%
Next $1 billion of such net assets	.90%
Over $3 billion of such net assets	.85%

For the period from May 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expense, taxes, brokerage, interest, initial and ongoing leverage expenses, organizational and offering expenses (limited to 0.10%), and dividend expenses on short sales) to the extent necessary to maintain the Fund's total operating expenses of each class as follows:

Class A	1.50%
Class C	2.25%
Class S	1.25%
Institutional Class	1.20%

Accordingly, for the year ended April 30, 2008, the fee pursuant to the Investment Management Agreement aggregated $120,432, all of which was waived, resulting in an annual effective rate of 0.00% of the Fund's average daily net assets.

In addition, for the year ended April 30, 2008, the Advisor reimbursed $46,720 of offering expenses.

In addition, for the year ended April 30, 2008, the Advisor reimbursed $48,880 of other expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended April 30, 2008, the Advisor accrued an Administration Fee of $12,043, all of which was waived.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended April 30, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2008
Class A	$ 2,694	$ —	$ 724
Class C	446	—	206
Class S	619	—	172
Institutional Class	280	280	—
	$ 4,039	$ 280	$ 1,102

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended April 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2008
Class C	$ 21,864	$ 1,774

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended April 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2008	Annual Effective Rate
Class A	$ 6,520	$ 1,007.17%
Class C	4,525	956.16%
	$ 11,045	$ 1,963

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended April 30, 2008 aggregated $1,026.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. There were no CDSC fees charges for the year ended April 30, 2008.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended April 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $31,155, of which $7,589 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008 of the two DWS Funds Boards of Trustees, certain Independent Board members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended April 30, 2008, the Fund paid its allocated portion of the retirement benefit of $588 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At April 30, 2008, the Advisor held approximately 82% of the outstanding shares of the Fund.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended April 30, 2008, the Fund's custodian fees were reduced by $227 and $224 for custody and transfer agent credits earned.

F. Borrowings

Prior to March 31, 2008, the Fund had a revolving credit facility for investment leveraging purposes in an amount not to exceed $3,500,000. The note bore interest at LIBOR (London Interbank Offered Rate) plus 0.50%, which was payable at maturity. A commitment fee was charged to the Fund and included with "interest expense" on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and has been amortized on a straight-line basis over a one-year period.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the year ended April 30, 2008 was $2,230,000 with a weighted average interest rate of 4.68%.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended April 30, 2008		Period Ended April 30, 2007*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	92,801	$ 951,562	81,424	$ 847,410
Class C	21,691	210,298	26,738	276,955
Class S	12,914	132,418	12,970	131,517
Institutional Class	9,571	103,989	1,240	12,871
		$ 1,398,267		$ 1,268,753
Shares issued to shareholders in reinvestment of distributions
Class A	16,542	$ 167,409	148	$ 1,502
Class C	12,781	128,447	—	—
Class S	12,066	122,353	227	2,302
Institutional Class	11,993	121,612	245	2,475
		$ 539,821		$ 6,279
Shares redeemed
Class A	(25,703)	$ (254,785)	(1,342)	$ (13,449)
Class C	(4,589)	(42,435)	(48)	(500)
Class S	(9,372)	(99,552)	(1,798)	(18,510)
Institutional Class	(1,138)	(11,447)	—	—
		$ (408,219)		$ (32,459)
Redemption fees		$ 137		$ 1
Net increase (decrease)
Class A	83,640	$ 864,323	80,230	$ 835,464
Class C	29,883	296,310	26,690	276,455
Class S	15,608	155,219	11,399	115,309
Institutional Class	20,426	214,154	1,485	15,346
		$ 1,530,006		$ 1,242,574
Initial Capital
Class A	—	$ —	250,000	$ 2,500,000
Class C	—	—	250,000	2,500,000
Class S	—	—	250,000	2,500,000
Institutional Class	—	—	250,000	2,500,000
		$ —		$ 10,000,000
* For the period from November 16, 2006 (commencement of operations) to April 30, 2007.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Equity Trust and Shareholders of DWS Disciplined Long/Short Growth Fund:

We have audited the accompanying statement of assets and liabilities of DWS Disciplined Long/Short Growth Fund (the "Fund"), one of a series of DWS Equity Trust (the "Trust"), including the portfolio of investments, as of April 30, 2008, and the related statements of operations and cash flows for the year ended, and the statements of changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Disciplined Long/Short Growth Fund at April 30, 2008, the results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts June 20, 2008

Tax Information (Unaudited)

The Fund paid distributions of $0.013 per share from net long-term capital gains during its year ended April 30, 2008, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $6,000 as capital gains dividend for its year ended April 30, 2008, of which 100% represents 15% rate gains.

For corporate shareholders, 83% of the income dividends paid during the Fund's fiscal year ended April 30, 2008, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $200,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Shareholder Meeting Results

The Special Meeting of Shareholders of DWS Disciplined Long/Short Growth Fund series of DWS Equity Trust (the "Fund") was held on March 31, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matters were voted upon by the shareholders of said Fund (the resulting votes are presented below):

1. Election of the Board of Trustees of the Fund.

	Number of Votes:
Trustee	For	Withheld
John W. Ballantine	1,204,999.2829	16,101.1271
Henry P. Becton, Jr.	1,204,999.2829	16,101.1271
Dawn-Marie Driscoll	1,204,999.2829	16,101.1271
Keith R. Fox	1,204,999.2829	16,101.1271
Paul K. Freeman	1,204,999.2829	16,101.1271
Kenneth C. Froewiss	1,204,999.2829	16,101.1271
Richard J. Herring	1,204,999.2829	16,101.1271
William McClayton	1,204,999.2829	16,101.1271
Rebecca W. Rimel	1,204,999.2829	16,101.1271
William N. Searcy, Jr.	1,204,999.2829	16,101.1271
Jean Gleason Stromberg	1,204,999.2829	16,101.1271
Robert H. Wadsworth	1,204,999.2829	16,101.1271
Axel Schwarzer	1,204,999.2829	16,101.1271

2. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain
1,011,573.2192	49,301.1457	80,040.0450

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of April 30, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	131
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present).	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the funds.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	LSGAX	LSGCX	LSGFX	LSGTX
CUSIP Number	233376 813	233376 797	233376 789	233376 771
Fund Number	429	629	2429	729

ITEM 2.	CODE OF ETHICS

As of the end of the period, April 30, 2008, DWS Disciplined Long/Short Growth has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the Funds’ audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS DISCIPLINED LONG/SHORT GROWTH FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended April 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$38,424	$0	$5,240	$0
2007	$19,800	$0	$2,700	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended April 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$297,500	$0
2007	$330,000	$466,614	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended April 30	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$5,240	$297,500	$1,109,437	$1,412,177
2007	$2,700	$466,614	$1,225,375	$1,694,689

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2006 and 2007 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Disciplined Long/Short Growth Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Disciplined Long/Short Growth Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 2, 2008